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                                                                   EXHIBIT 24.1

                        NEWPORT NEWS SHIPBUILDING INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Newport News Shipbuilding Inc., does hereby appoint Stephen B. Clarkson, his true and lawful attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) Newport News Shipbuilding Inc. 401(k) Investment Plan for Salaried Employees, (ii) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees, and (iii) 1996 Newport News Shipbuilding Inc. Stock Ownership Plan and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1996.

                                                  /s/ Joseph J. Sisco
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                                                     Joseph J. Sisco
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                                                                    EXHIBIT 24.2

                         NEWPORT NEWS SHIPBUILDING INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Newport News Shipbuilding Inc., does hereby appoint Stephen B. Clarkson, his true and lawful attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, one or more Registration Statements on Form S-8 for the registration of (i) Newport News Shipbuilding Inc. 401(k) Investment Plan for Salaried Employees, (ii) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees, and (iii) 1996 Newport News Shipbuilding Inc. Stock Ownership Plan and any and all amendments and post-effective amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1996.

                                                   /s/ Dana G. Mead
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                                                      Dana G. Mead